Investor Presentation Leading Home Health Care & Hospice September 2011 Exhibit 99.1

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
Company overview

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• Founded in 1982, publicly listed 1994
• 575 locations in 45 states
• Leading provider of home health services
- Services include skilled nursing and therapy
services
• Growing hospice business
• 94% of Home Health revenue is episodic
based (both Medicare & non-Medicare)
17,000 employees
Home Health Division:
-Total admits. and recerts. in 2Q11 ~ 118,000
-8.5 million visits run rate in 2011
Hospice Division:
- Average daily census = 3,784
- Average length of stay = 86 days
2011 revenue guidance = $1.475 - $1.5 billion
2
1 For the quarter ended June 30, 2011
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on August 2, 2011.
Stats
Revenue Mix
13%
Home Health Hospice
87%

Leading Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
29 years leading the industry
Michael D. Snow, Chief Operating Officer
31 years leading health care operations
Wellmont, HealthSouth, HCA
Tim Barfield, Chief Development Officer
16 years of corporate development experience
Gov. Bobby Jindal , Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
35 years of senior level financial experience
Winward Capital, United Companies Financial
4
Jeffrey D. Jeter, Chief Compliance Officer
15 years of health care law and compliance expertise
Former Medicaid prosecutor,  LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first industry CMO
G. Patrick Thompson, Chief Information Officer
24 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group
David R. Bucey, General Counsel
25 years of experience in corporate law
Coca-Cola Company, McKenna Long & Aldridge

Leading Home Health & Hospice Agency Locations 5 485 - Home Health locations 90 - Hospice locations *As of June 30, 2011

Leading Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 485 locations across 45 states as of June 30, 2011
– $326 million revenue in 2Q 2011
• Strong clinical quality
• Experienced divisional leadership
• World-class technology platform
• Well positioned to capitalize
on organic and consolidation
opportunities
$1,118
$1,409
$1,493
$388
$326
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2008 2009 2010 2Q 2010 2Q 2011
Home Health Revenue

Leading Home Health & Hospice
Hospice Division

• 90 locations across 25 states as of June 30, 2011
– $47 million revenue in 2Q 2011
• Operational efficiencies drive strong margins
• Quality care drives referral growth
• Partnered with the country’s largest and leading Home Health company
– Offering comprehensive
continuum of at-home care
– Collective resources to drive
operational and clinical
excellence
– Cross referral opportunities
to drive growth
$69
$104
$141
$34
$47
$-
$20
$40
$60
$80
$100
$120
$140
$160
2008 2009 2010 2Q 2010 2Q 2011
Hospice Revenue

Leading Home Health & Hospice
Medicare market size

Source: Congressional Budget Office baseline reports (Home health figures from 2010 report, Hospice figures from 2009 report)
2009-2019
CAGR
Home Health 9.35%
Hospice 5.40%
$18
$20
$21
$23
$25
$28
$31
$33
$37
$40
$44
$13
$13
$14
$15
$15
$16
$17
$18
$19
$20
$22
$-
$10
$20
$30
$40
$50
$60
$70
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Reimbursement
Home Health Hospice

Leading Home Health & Hospice
Value Proposition
• Home Health is the lowest total cost, lowest daily cost, and provides care over the longest period of time
9
*Source: National Association for Home Health & Hospice, Medpac June 2010 Data Book
Hospital SNF Home Health
Average Cost of Stay $28,191 $14,688 $5,293
Average Length of Stay 4.9 days 27 days 106 days
Per Diem Cost $5,765 $544 $50

Our Long Term Operating Tenets 10 Leading Home Health & Hospice Clinical Excellence Growth Efficiency

Leading Home Health & Hospice
Focus on Clinical Outcomes
Amedisys vs. Footprint – Outcomes March 2011
•
Exceeded or met 8 out of 8 outcomes vs. footprint of reported measures
* Lower % is better
Source:  Medicare
11
58
52
67
69
70
90
53
28
52
51
61
64
58
88
43
28
0
10
20
30
40
50
60
70
80
90
100
Amedisys
Footprint
Impovement in
Ambulation
Improvement in
Transferring
Improvement in
Bathing
Improvement in
Pain
Breathing
Improvement
Improvement of
Surgical Wounds
Improvement in
Mgmt of Oral
Meds
Acute Care
Hospitalization*
Growth
Efficiency
Clinical
Excellence

Leading Home Health & Hospice
Quality Care Initiatives

Leading Home Health & Hospice
Improve Patient
Outcome –
Reduce ER &
Hospitalization
Encore/
Telehealth
Nurse
Practitioners
Advanced
Chronic
Care Mgmt.
Evidence
based Best
Practices
Care
Transitions
Care Team
Conference
Growth
Efficiency
Clinical
Excellence
-

Leading Home Health & Hospice
Growth - Organic

Tactical growth initiatives
• Care center action plans
• Heightened focus on low
performers
• Leading indicators
• Measure effectiveness
•
New regional leadership
•
Training & development
•
CRM tool / market intel
•
Incentive alignment
Growth
Efficiency
Excellence
Same store episodic-based admission growth is the percent increase in our same store episodic-based admissions for the period as a percent of the same store episodic-based admissions of the prior period.
Clinical
3%
6%
-4%
15%
12%
17%
-10%
-5%
0%
5%
10%
15%
20%
2009 2010 2Q 2011
Same Store Episodic-Based
Admission Growth
1
Home Health Hospice

Leading Home Health & Hospice
Growth - External
Industry Consolidation
–
11,400 home health
provider numbers
1
–
3,400 hospice provider
numbers
1
–
12-15% public company
market share
2
Focus
–
CON markets
–
Geographic expansion
–
Market penetration
–
Hospital JV’s
Continuum of
Care
Traditional Investments
Complementary Investments
–
Care management capabilities
–
Revenue diversification
–
Disease Management
14
1
Source: MedPac June 2011 data book
2
Source: CBO, NHE and public company 10-K’s
Growth
Clinical
Excellence
Efficiency

Leading Home Health & Hospice
Beacon Acquisition
• Premier hospice in Northeast
– 23 locations
– $80 million in revenue
– Quality provider
– Strong leadership and operations
Beacon Hospice Care Centers
Amedisys Hospice Care Centers
Amedisys Home Health Care Centers
15
Efficiency
Clinical
Excellence
Growth

Leading Home Health & Hospice
Efficiency – Systems Infrastructure

Efficiency
Clinical
Excellence
Growth
• Untethers
clinical staff
from bricks +
mortar
• Accuracy
• Completeness
• At the bedside
• F2F
• Peoplesoft
• Current/ future
growth
• Proprietary
• Home Care
design
• F2F
AMS
ERP
System
Field
refresh
Point-
of-care

Leading Home Health & Hospice
Industry Challenges/Opportunities

Challenges Opportunities
•
F2F
•
Therapy reassessment
•
2012 and future
reimbursement /rebasing
• Regulatory focus
•
Demographics
•
Low cost setting
•
Quality differentiation
• Value based pricing
• Consolidation
•
Health care reform
•
Near-term hospice reimbursement
stability
Future state
•
Educating payors, policy
makers and health systems on
the value of a continuum
model
•
Regulatory inefficiencies
•
Risk sharing/capitation
•
Seamless patient care
•
ACO’s / Medical home
•
System savings

Leading Home Health & Hospice
Investment Rationale
• Solid industry growth rate
• IT leader
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Tremendous
Opportunities

Leading Home Health & Hospice Financial Review 19

Leading Home Health & Hospice
Financial highlights

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2004 2005 2006 2007 2008 2009 2010 2011
Revenue Projected Revenue EPS Projected EPS

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data and
DSO)
2009 2010 2Q10 2Q11
Net revenue $1,513.5 $1,634.3 $422.3 $373.7
Gross margin 789.0 813.9 213.1 180.6
CFFO 247.7 206.3 54.4 24.0
Adjusted EBITDA
1
261.8 242.0 64.6 44.1
Adjusted Fully-diluted EPS
2
$4.89 $4.29 $1.15 $0.67
Days Sales Outstanding 33.9 32.8 32.5 36.0
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e Certain items incurred in 2010  and 2011 which are detailed in our Form 8-K filed with the Securities and
Exchange Commission on February 22, 2011 and August 2, 2011, respectively). Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain adjustments (i.e. Certain items incurred in 2010  and 2011 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011 and August 2, 2011,
respectively).  Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

Leading Home Health & Hospice

Summary performance results
2009 2010 2Q10 2Q11
Home Health
Agencies at period end 521 486 529 485
Total visits 8,702,146 9,065,549 2,320,736 2,136,806
Episodic-based admissions 231,782 253,763 63,076 58,980
Episodic-based completed
episodes
411,975 424,988 109,420 101,146
Episodic-based revenue per
episode
$3,166 $3,311 $3,372 $3,034
Hospice
Agencies at period end 65 67 72 90
Total admissions 9,002 11,510 2,874 3,740
Hospice days 784,577 1,051,209 258,172 344,353
Daily census 2,150 2,880 2,837 3,784
Average length of stay 82 87 87 86

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2010 Jun. 30, 2011
Assets
Cash $      120.3 $         28.1
Accounts Receivable, Net 141.5 153.3
Property and Equipment 138.6 144.4
Goodwill 791.4 901.6
Other 108.1 113.2
Total Assets $   1,299.9 $    1,340.6
Liabilities and Equity
Debt $      181.9 $       163.3
All Other Liabilities 238.3 247.3
Equity 879.7 930.0
Total Liabilities and Equity $  1,299.9 $    1,340.6
Leverage Ratio, Net of Cash 0.3x 0.4x

Leading Home Health & Hospice 24 Liquidity • Cash balance at 6/30/11 = $28M • Available line of credit (LOC): 6/30/11 = $231M • 2011 Estimated CFFO - Cap Ex = $90M - $100M

Leading Home Health & Hospice

Guidance
1
Calendar Year 2011
2
Net revenue: $1.475 - $1.5 billion
EPS: $2.20 - $2.40
Diluted shares: 29.3 million
1
Guidance includes the effects of  our recently announced Beacon acquisition but excludes the effects of the following:  any future acquisitions, if any are made;
effects of any share repurchases; non-recurring costs that may be incurred during the year; or the impact of the final 2012 Medicare rate changes.
2
Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on August 2, 2011.

Leading Home Health & Hospice
Summary

Tremendous
Opportunities
• Solid industry growth rate
• IT leader
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com
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